SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                           to Section 13 or 15(d)of the
                          Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): December 4, 1997

                          SANTA FE FINANCIAL CORPORATION
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               (Exact Name of Registrant as Specified in its Charter)

                                     NEVADA
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                   (State or Other Jurisdiction of Incorporation)

             0-6877                               95-2452529
     ------------------------           --------------------------------
     (Commission File Number)           (IRS Employer Identification No.)


     2251 San Diego Avenue, Suite A-151, San Diego, California 92110-2926
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         (Address of Principal Executive Offices)              (Zip Code)


                                  (619) 298-7201
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                (Registrant's Telephone Number, Including Area Code)

Item 1. Changes in Control of Registrant.

Item 2. Acquisition or Disposition of Assets.

    After review by an independent committee and the receipt of a fairness opinion, the Board of Directors of Registrant, on December 4, 1997, approved the acquisition of a 55.4% equity interest in Intergroup Woodland Village, Inc. ("Woodland") from The InterGroup Corporation ("InterGroup") in exchange for 31,800 shares of newly-created convertible voting preferred stock (the "Preferred Stock"). Woodland is a 100%-owned subsidiary of InterGroup and its primary asset is a 100-unit apartment complex located in Cincinnati, Ohio.

     The Preferred Stock will have a 6.0% coupon rate with a $27.00 par value. Each share of Preferred Stock is convertible into one share of restricted $.10 par value Common Stock of Registrant at an exercise price of $27.00, with an eight year conversion exercise period. The Preferred Stock will have voting rights as if converted into Common Stock. The number of shares of Preferred Stock to be issued will be less than 5% of Registrant's issued and outstanding shares of Common Stock, resulting in minimal dilution of the voting power of existing shareholders while increasing Registrant's equity and asset base. The transaction, valued at $858,600 is expected to close on December 31, 1997 and is subject to approval of the assumption of the loan on the property.

     In conjunction with the exchange transaction, the Board of Directors authorized the filing of the Amendment to Registrant's Articles of Incorporation which was approved by the shareholders on August 12, 1997. That Amendment was filed with the Nevada Secretary of State on December 4, 1997.


Item 3. Bankruptcy or Receivership.

Item 4. Changes in Registrant's Certifying Accountant.

Item 5. Other Events.

Item 6. Resignation of Registrant's Directors.

Item 7. Financial Statements and Exhibits.

    No financial statements or exhibits are filed as part of this report as the acquisition is not considered significant.

Item 8. Changes in Fiscal Year.

Item 9. Sales of Equity Securities Pursuant to Regulation S.



                              SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SANTA FE FINANCIAL CORPORATION
                                             ------------------------------
                                                       (Registrant)


Date: December 12, 1997                    By: /s/ John V. Winfield
                                               ----------------------------
                                               John V. Winfield, President,
                                               Chairman of the Board and
                                               Chief Executive Officer